Exhibit 99.2

Pro Forma Unaudited Consolidated Financial Statements of GenCorp Inc.

The following pro forma unaudited consolidated financial statements of GenCorp Inc. (GenCorp) are included herein:

1. Pro forma Consolidated Statement of Income for the six months ended May 31, 2004

2. Pro forma Consolidated Statement of Income for the year ended November 30, 2003

3. Pro forma Consolidated Statement of Income for the year ended November 30, 2002

4. Pro forma Consolidated Statement of Income for the year ended November 30, 2001

5. Pro forma Consolidated Balance Sheet as of May 31, 2004

6. Notes to the Pro forma Consolidated Financial Statements

The above referenced unaudited pro forma consolidated financial statements reflect the sale of substantially all of the assets of GenCorp that were used in the GDX Automotive business.

As previously described in Item 2.01, on August 31, 2004, GenCorp completed the sale of substantially all of its assets of the GDX Automotive business to Cerberus Capital Management, L.P.

The proceeds have been or will be used to:

•      Extinguish debt

•      Support general corporate purposes

On August 30, 2004, GenCorp entered into an amendment, consent and waiver with its lenders under its senior credit facilities that allows the net proceeds from the sale of the GDX Automotive business to be made available to GenCorp and applied as follows:  (i) to repay the then outstanding revolving loans of $41 million under the senior credit facilities without a permanent reduction in the revolver commitment, and (ii) to deposit $70 million in a designated account with one of the lenders which shall be used to prepay on a pro rata basis, first, the term loans under the senior credit facilities and second, the revolving loans under the senior credit facilities on or prior to March 1, 2005.   Additionally, GenCorp used the proceeds from the sale to extinguish its foreign credit facilities associated with the GDX Automotive business.

GenCorp retained approximately $30 million of the proceeds for general corporate purposes.

The unaudited pro forma consolidated financial statements have been prepared by applying pro forma adjustments to the consolidated financial statements included in GenCorp Inc.’s Annual Report on Form 10-K for the year ended November 30, 2003 and Quarterly Report on Form 10-Q for the six month period ended May 31, 2004. The unaudited pro forma consolidated statements of income reflect the sale of the GDX Automotive business and debt repayment, assuming the transactions had been consummated as of the beginning of the fiscal period presented. The unaudited pro forma consolidated balance sheet reflects the sale of the GDX Automotive business and debt repurchase, assuming the transactions had been consummated as of May 31, 2004.

The pro forma adjustments, as described in the notes to the unaudited pro forma consolidated financial statements, are estimates based on currently available information and certain adjustments that management believes are reasonable. The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the sale of the GDX Automotive business had been consummated on, or as of the dates indicated, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and the related management’s discussion and analysis of financial condition and results of operations, which are contained in GenCorp Inc.’s Quarterly Report on Form 10-Q for the six month period ended May 31, 2004 and GenCorp Inc.’s Annual Report on Form 10-K for the year ended November 30, 2003.

GenCorp Inc.

Pro Forma Consolidated Statements of Income

For the Six Months Ended May 31, 2004

(Unaudited)

	GenCorp Consolidated	GDX Automotive Business(1)	Pro Forma Adjustments		GenCorp Pro Forma Consolidated
	(Dollars in millions, except per share amounts)

Net Sales	$260	$—	$—		$260

Costs and Expenses
Cost of products sold	224	—	—		224
Selling, general and administrative	28	—	—		28
Depreciation and amortization	20	—	—		20
Interest expense	16	—	(1	)(2)	15
Other income, net	(1)	—	—		(1)
	287	—	(1)		286
Income (loss) from continuing operations before income taxes	(27)	—	1		(26)
Income tax provision	18	—	—		18

Income (loss) from continuing operations	$(45)	$—	$1		$(44)

Income (loss) from continuing operations per share of common stock:

Basic	$(1.03)	$—	$0.02		$(1.00)
Diluted	$(1.03)	$—	$0.02		$(1.00)

Weighted average shares of common stock outstanding	44.0	—	—		44.0
Weighted average shares of common stock outstanding, assuming dilution	44.0	—	—		44.0

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

GenCorp Inc.

Pro Forma Consolidated Statements of Income

For the Year Ended November 30, 2003

(Unaudited)

	GenCorp Consolidated	GDX Automotive Business(1)(4)	Pro Forma Adjustments		GenCorp Pro Forma Consolidated
	(Dollars in millions, except per share amounts)

Net Sales	$1,175	$(769)	$—		$406

Costs and Expenses
Cost of products sold	966	(667)	—		299
Selling, general and administrative	87	(45)	—		42
Depreciation and amortization	80	(44)	—		36
Interest expense	26	(6)	(3	)(2)	17
Other income, net	(11)	(2)	—		(13)
Unusual items, net	4	—	—		4
	1,152	(764)	(3)		385
Income (loss) from continuing operations before income taxes	23	(5)	3		21
Income tax (benefit) provision	—	—	1	(3)	1

Income (loss) from continuing operations	$23	$(5)	$2		$20

Income (loss) from continuing operations per share of common stock:

Basic	$0.53	$(0.12)	$0.05		$0.46
Diluted	$0.53	$(0.12)	$0.05		$0.46

Weighted average shares of common stock outstanding	43.3	—	—		43.3
Weighted average shares of common stock outstanding, assuming dilution	43.4	—	—		43.4

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

GenCorp Inc.

Pro Forma Consolidated Statements of Income

For the Year Ended November 30, 2002

(Unaudited)

	GenCorp Consolidated	GDX Automotive Business(1)(4)	Pro Forma Adjustments		GenCorp Pro Forma Consolidated
	(Dollars in millions, except per share amounts)

Net Sales	$1,114	$(785)	$—		$329

Costs and Expenses
Cost of products sold	915	(672)	—		243
Selling, general and administrative	54	(47)	—		7
Depreciation and amortization	66	(37)	—		29
Interest expense	16	(1)	(3	)(2)	12
Other income, net	3	2	—		5
Restructuring charges	2	(2)	—		—
Unusual items, net	14	—	—		14
	1,070	(757)	(3)		310
Income (loss) from continuing operations before income taxes	44	(28)	3		19
Income tax (benefit) provision	12	(8)	1	(3)	5

Income (loss) from continuing operations	$32	$(20)	$2		$14

Income (loss) from continuing operations per share of common stock:

Basic	$0.75	$(0.47)	$0.05		$0.33
Diluted	$0.66	$(0.41)	$0.04		$0.29

Weighted average shares of common stock outstanding	42.8	—	—		42.8
Weighted average shares of common stock outstanding, assuming dilution	48.6	—	—		48.6

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

GenCorp Inc.

Pro Forma Consolidated Statements of Income

For the Year Ended November 30, 2001

(Unaudited)

	GenCorp Consolidated 2001	GDX Automotive Business(1)(4)	Pro Forma Adjustments		GenCorp Pro Forma Consolidated
	(Dollars in millions, except per share amounts)

Net Sales	$1,462	$(783)	$—		$679

Costs and Expenses
Cost of products sold	1,302	(726)	—		576
Selling, general and administrative	42	(30)	—		12
Depreciation and amortization	76	(35)	—		41
Interest expense	33	—	(3	)(2)	30
Other income, net	(22)	11	—		(11)
Restructuring charges	40	(29)	—		11
Unusual items, net	(199)	—	—		(199)
	1,272	(809)	(3)		460
Income (loss) from continuing operations before income taxes	190	26	3		219
Income tax (benefit) provision	60	9	1	(3)	70

Income (loss) from continuing operations	$130	$17	$2		$149

Income (loss) from continuing operations per share of common stock:

Basic	$3.68	$0.40	$0.05		$3.53
Diluted	$3.05	$0.40	$0.05		$3.50

Weighted average shares of common stock outstanding	42.2	—	—		42.2
Weighted average shares of common stock outstanding, assuming dilution	42.6	—	—		42.6

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

GENCORP INC.

Pro Forma Condensed Consolidated Balance Sheet

As of May 31, 2004

(Unaudited)

	GenCorp Consolidated	GDX Automotive Business(1)(5)	Pro Forma Adjustments(6)	GenCorp Pro Forma Consolidated
	(Dollars in millions)

ASSETS
Current Assets
Cash and cash equivalents	$51	$57	$(26)	$82
Restricted cash	—	70	—	70
Accounts receivable	91	—	—	91
Inventories, net	197	—	—	197
Recoverable from the U.S. government and other third parties for environmental remediation costs	32	—	—	32
Current deferred income taxes	—	—	—	—
Prepaid expenses and other	8	—	—	8
Assets of discontinued operations	319	(308)	—	11
Total Current Assets	698	181	(26)	491
Noncurrent Assets
Property, plant and equipment, net	211	—	—	211
Recoverable from the U.S. government and other third parties for environmental remediation costs	176	—	—	176
Deferred income taxes	—	—	—	—
Prepaid pension asset	302	—	—	302
Goodwill	103	—	—	103
Other noncurrent assets, net	107	—	—	107
Total Noncurrent Assets	899	—	—	899
Total Assets	$1,597	$(181)	$(26)	$1,390

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings and current portion of long-term debt	$28	$—	$(17)	$11
Accounts payable	29	—	—	29
Reserves for environmental remediation	47	—	—	47
Income taxes payable	41	—	—	41
Other current liabilities	158	—	—	158
Liabilities of discontinued operations	154	(148)	—	6
Total Current Liabilities	457	(148)	(17)	292
Noncurrent Liabilities
Debt	567	—	(9)	558
Reserves for environmental remediation	250	—	—	250
Postretirement benefits other than pensions	148	—	—	148
Other noncurrent liabilities	76	—	—	76
Total Noncurrent Liabilities	1,041	—	(9)	1,032
Total Liabilities	1,498	(148)	(26)	1,324
Commitments and Contingent Liabilities
Shareholders’ Equity
Preference stock,	—	—	—	—
Common stock,	4	—	—	4
Other capital	25	—	—	25
Retained earnings	39	261	—	39
		(261)
Accumulated other comprehensive income, net of income taxes	31	(33)	—	(2)
Total Shareholders’ Equity	99	(33)	—	66
Total Liabilities and Shareholders’ Equity	$1,597	$(181)	$(26)	$1,390

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

GenCorp Inc.

Notes to the Unaudited Pro Forma Consolidated Financial Statements

(in millions)

(1)   In accordance with Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the GDX Automotive business was presented as a Discontinued Operation effective May 31, 2004 and its results were included in Income from Discontinued Operations for the six month period ended May 31, 2004 and its assets and liabilities were separately classified as relating to discontinued operations. GDX Automotive business results were included in Income from Continuing Operations for the years ended November 30, 2003, 2002 and 2001 because the SFAS 144 criteria requiring discontinued operations presentation had not been met during these periods.

(2)   Reflects estimated decrease in interest expense resulting from repayment of debt utilizing net cash proceeds from the sale of the GDX Automotive business assuming the repayment of GenCorp's revolving credit facility and foreign credit facilities.

(3)   Reflects income tax effect of pro forma adjustments at a 35% tax rate.

(4)   Reflects the elimination of results of the GDX Automotive business sold on August 31, 2004.

(5)   Reflects the elimination of assets and liabilities of the GDX Automotive business, including the resulting cumulative loss on the sale (subject to post-closing adjustments) as follows:

Net proceeds from the sale of the GDX Automotive business	$127
Net assets of the GDX Automotive business and estimated loss on disposition	(421)
Cumulative Translation adjustment	33
Cumulative after tax loss	261
losses previously reported	(261)
Net after tax loss at close of sale	$—

(6)   Reflects the extinguishment of the foreign credit facilities.